UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09781

PFS FUNDS

(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C El Cajon, CA (Address of principal executive offices)	92020 (Zip code)

CT Corporation System

155 Federal St., Suite 700,

Boston, MA 02110

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Item 1. Schedule of Investments.

Bretton Fund
			Schedule of Investments
		March 31, 2016 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets

COMMON STOCKS

Apparel & Other Finished Products of Fabrics & Similar Material
10,950	Carter's, Inc.	$ 782,263	$ 1,153,911	5.28%

Cable & Other Pay Television Services
29,700	Discovery Communications, Inc. - Class A *	955,422	850,311	3.89%

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	241,491	503,132	2.30%

Finance Services
16,600	American Express Company	1,162,234	1,019,240	4.66%

General Industrial Machinery & Equipment, NEC
7,150	Nordson Corporation	560,309	543,686	2.49%

Hospital & Medical Service Plans
9,300	Centene Corporation *	568,999	572,601	2.62%

Metal Doors, Sash, Frames, Moldings & Trim
49,800	PGT, Inc. *	519,995	490,032	2.24%

National Commercial Banks
65,400	Bank of America Corporation	1,040,470	884,208
7,400	JPMorgan Chase & Co.	294,670	438,228
29,000	Wells Fargo & Company	1,124,110	1,402,440
		2,459,250	2,724,876	12.47%

Paints, Varnishes, Lacquers, Enamels & Allied Products
12,500	The Valspar Corporation	1,019,064	1,337,750	6.12%

Pumps & Pumping Equipment
18,750	Flowserve Corporation	960,007	832,687	3.81%

Radiotelephone Communications
4,800	T-Mobile US, Inc. *	190,392	183,840	0.84%

Railroad, Line-Haul Operating
15,350	Union Pacific Corporation	1,243,056	1,221,093	5.59%

Real Estate Agents & Managers (For Others)
10,500	Realogy Holdings Corp. *	348,443	379,155	1.73%

Retail - Auto & Home Supply Stores
1,280	AutoZone, Inc. *	892,114	1,019,763	4.67%

Retail - Family Clothing Stores
19,200	Ross Stores Inc.	381,166	1,111,680	5.09%

Retail - Grocery Stores
10,000	Whole Foods Market, Inc.	395,698	311,100	1.42%

Services - Business Services, NEC
10,880	MasterCard Incorporated - Class A	975,719	1,028,160	4.70%

Services - Computer Processing & Data Preparation
1,850	Alphabet Inc. - Class C *	1,223,027	1,378,157
4,200	Verisk Analytics, Inc. *	300,739	335,664
		1,523,766	1,713,821	7.85%

Services - General Medical & Surgical Hospitals, NEC
13,100	Community Health Systems, Inc. *	645,087	242,481	1.11%

Services - Hospitals
19,500	MEDNAX, Inc. *	1,438,983	1,260,090	5.77%

Wholesale - Durable Goods
36,500	HD Supply Holdings, Inc. *	1,187,210	1,207,055	5.52%

Total for Common Stocks		$18,450,668	$ 19,706,464	90.17%

Total Investment Securities		$18,450,668	$ 19,706,464

Other Assets in Excess of Liabilities			$ 2,149,362	9.83%

Net Assets			$ 21,855,826	100.00%

* Non-Income Producing Securities.

NOTES TO FINANCIAL STATEMENTS

BRETTON FUND

March 31, 2016

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at March 31, 2016 was $18,450,668. At March 31, 2016, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $2,831,305                   ($1,575,509)                                $1,255,796

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken on the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

EXPENSES: Expenses incurred by PFS Funds (the “Trust”) that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3. SECURITIES VALUATIONS

As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Illiquid securities. A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. These securities are valued at fair value as described above. The Fund intends to hold no more than 15% of its net assets in illiquid securities.

Fixed income securities. Fixed income securities are valued by a pricing service when the fund’s adviser believes such prices are accurate and reflect the fair market value of such securities.  If the adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the fund’s adviser, subject to Board review.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$19,706,464	$0	$0	$19,706,464
Total Investments in Securities	$19,706,464	$0	$0	$19,706,464

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the three month period ended March 31, 2016. There were no transfers into or out of the levels during the three month period ended March 31, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the three month period ended March 31, 2016.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS FUNDS

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:                   5/19/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence

      Ross C. Provence

      President

Date:                   5/19/16

By: /s/Jeffrey R. Provence

       Jeffrey R. Provence

      Chief Financial Officer

Date:                   5/19/16